Verizon Communications Inc.	Exhibit 99.1

Consolidated Statements of Income – Restated for Discontinued Operations

	(dollars in millions, except per share amounts)
	2005					2006
Unaudited	1Q05	2Q05	3Q05	4Q05	Annual	1Q06
Operating Revenues	$17,682	$18,053	$18,486	$18,771	$72,992	$22,058
Cost of services and sales	5,952	6,077	6,361	6,393	24,783	8,589
Selling, general & administrative expense	5,077	5,110	5,195	5,322	20,704	6,188
Depreciation and amortization expense	3,376	3,410	3,433	3,489	13,708	3,689
Sales of businesses, net	—	(530)	—	—	(530)	—

Total Operating Expenses	14,405	14,067	14,989	15,204	58,665	18,466

Operating Income	3,277	3,986	3,497	3,567	14,327	3,592
Equity in earnings of unconsolidated businesses	193	178	182	133	686	157
Income from other unconsolidated businesses	56	—	1	35	92	—
Other income and (expense), net	69	77	87	(12)	221	103
Interest expense	(548)	(528)	(525)	(528)	(2,129)	(636)
Minority interest	(610)	(711)	(748)	(939)	(3,008)	(868)

Income Before Provision for Income Taxes, Discontinued Operations and Cumulative Effect of Accounting Change	2,437	3,002	2,494	2,256	10,189	2,348
Provision for income taxes	(751)	(933)	(702)	(688)	(3,074)	(812)

Income Before Discontinued Operations and Cumulative Effect of Accounting Change	1,686	2,069	1,792	1,568	7,115	1,536
Discontinued Operations
Income from operations	99	92	113	114	418	203
Provision for income taxes	(28)	(48)	(36)	(24)	(136)	(65)

Income on discontinued operations	71	44	77	90	282	138
Cumulative Effect of Accounting Change, Net of Tax	—	—	—	—	—	(42)

Net Income	$1,757	$2,113	$1,869	$1,658	$7,397	$1,632

Basic Earnings per Common Share(1)
Income before discontinued operations and cumulative effect of accounting change	$.61	$.75	$.65	$.57	$2.57	$.53
Income on discontinued operations, net of tax	$.03	$.02	$.03	$.03	$.10	$.05
Cumulative effect of accounting change, net of tax	$—	$—	$—	$—	$—	$(.01)

Net income	$.63	$.76	$.68	$.60	$2.67	$.56

Diluted Earnings per Common Share(1)
Income before discontinued operations and cumulative effect of accounting change	$.60	$.74	$.64	$.56	$2.55	$.52
Income on discontinued operations, net of tax	$.03	$.02	$.03	$.03	$.10	$.05
Cumulative effect of accounting change, net of tax	$—	$—	$—	$—	$—	$(.01)

Net income	$.63	$.75	$.67	$.59	$2.65	$.56

Footnote:

(1)	EPS totals may not add due to rounding.

Verizon Communications Inc.	Exhibit 99.1 (cont’d)

Consolidated Statements of Income Before Special Items – Restated for Discontinued Operations

	(dollars in millions, except per share amounts)
	2005					2006
Unaudited	1Q05	2Q05	3Q05	4Q05	Annual	1Q06
Operating Revenues	$17,533	$18,000	$18,486	$18,771	$72,790	$22,058
Cost of services and sales	5,899	6,057	6,361	6,393	24,710	8,589
Selling, general & administrative expense	5,039	5,097	5,134	5,119	20,389	6,087
Depreciation and amortization expense	3,376	3,410	3,433	3,489	13,708	3,689

Total Operating Expenses	14,314	14,564	14,928	15,001	58,807	18,365

Operating Income	3,219	3,436	3,558	3,770	13,983	3,693
Operating income impact of operations sold	58	20	—	—	78	—
Equity in earnings of unconsolidated businesses	193	178	182	133	686	157
Income from other unconsolidated businesses	56	—	1	35	92	—
Other income and (expense), net	69	77	97	(8)	235	103
Interest expense	(548)	(528)	(525)	(528)	(2,129)	(610)
Minority interest	(610)	(711)	(748)	(939)	(3,008)	(868)

Income Before Provision for Income Taxes and Discontinued Operations	2,437	2,472	2,565	2,463	9,937	2,475
Provision for income taxes	(751)	(749)	(794)	(774)	(3,068)	(860)

Income Before Discontinued Operations	1,686	1,723	1,771	1,689	6,869	1,615
Discontinued Operations
Income from operations	99	92	113	114	418	203
Provision for income taxes	(28)	(48)	(36)	(24)	(136)	(65)

Income on discontinued operations	71	44	77	90	282	138

Net Income	$1,757	$1,767	$1,848	$1,779	$7,151	$1,753

Effective Tax Rate	31%	30%	31%	31%	31%	35%

Basic Earnings per Common Share(1)
Income before discontinued operations	$.61	$.62	$.64	$.61	$2.48	$.55
Income on discontinued operations, net of tax	$.03	$.02	$.03	$.03	$.10	$.05

Net income	$.63	$.64	$.67	$.64	$2.59	$.60

Diluted Earnings per Common Share(1)
Income before discontinued operations	$.60	$.62	$.63	$.61	$2.46	$.55
Income on discontinued operations, net of tax	$.03	$.02	$.03	$.03	$.10	$.05

Net income	$.63	$.63	$.66	$.64	$2.56	$.60

Footnote:

(1)	EPS totals may not add due to rounding.